As filed with the Securities and Exchange Commission on April 27, 2001
                         File Nos. 33-53698 and 811-7322

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 15

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 16

                              THE CANANDAIGUA FUNDS
                              72 South Main Street
                           Canandaigua, New York 14424
                            1-800-724-2621 (Ext. 216)

                  Donald C. Greenhouse, Secretary and Treasurer
                              The Canandaigua Funds
                              72 South Main Street
                           Canandaigua, New York 14424

                                   Copies to:

  Stephen M. Waite, Esq.                       David M. Bardsley, Esq.
 Underberg & Kessler LLP                    American Data Services, Inc.
    1800 Chase Square                             150 Motor Parkway
Rochester, New York 14604                     Hauppauge, NY 11788-0132

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485,paragraph (b)
[X] on May 1, 2001 pursuant to Rule 485, paragraph (b)
[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(i)
[ ] on _____ pursuant to Rule 485, paragraph (a)(i)
[ ] 75 days after filing pursuant to Rule 485, paragraph(a)(ii)
[ ] on _____ pursuant to Rule 485, paragraph (a)(ii)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Canandaigua Equity Fund and Canandaigua Bond Fund.

                                                                      PROSPECTUS
                                                                     May 1, 2001


                              THE CANANDAIGUA FUNDS

The Canandaigua Funds are:

     o    The Equity Fund

     o    The Bond Fund

           Please read this Prospectus and keep it for future reference. It contains important information, including information on how each Fund invests shareholders' funds and the services that each Fund offers to shareholders.


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           SHARES OF THE CANANDAIGUA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                              The Canandaigua Funds
                    Canandaigua National Bank & Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424

                   (716) 419-0600 or 1-800-724-2621, Ext. 0600

                                TABLE OF CONTENTS



Questions Every Investor Should Ask Before Investing in The Funds.............3

WHAT ARE THE FUNDS' OBJECTIVES?...............................................3

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?..........................3

WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?.......................4

HOW HAVE THE FUNDS PERFORMED?.................................................5

Fees and Expenses.............................................................7

Management of The Funds.......................................................8


Investment Objectives and Principal Strategies...............................10


Your Fund Account............................................................14

THE FUNDS' SHARE PRICE.......................................................14

HOW TO PURCHASE SHARES.......................................................14


HOW TO REDEEM SHARES.........................................................15


HOW TO EXCHANGE SHARES.......................................................16

DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES..................17

Financial Highlights.........................................................18

Additional Information.......................................................21

Appendix A...................................................................22



NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

  QUESTIONS EVERY INVESTOR SHOULD ASK BEFOREINVESTING IN THE CANANDAIGUA FUNDS

1.   WHAT ARE THE FUNDS' OBJECTIVES?

           Each of The Equity Fund and The Bond Fund has its own investment objective, which is considered fundamental to each respective Fund. The Funds' Board of Trustees may not change the investment objective of either Fund without shareholder approval.

THE EQUITY FUND. The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income.

THE BOND FUND.The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

           Each of The Equity Fund and The Bond Fund has its own respective investment strategies. The Board of Trustees may change the investment strategies of either The Equity Fund or The Bond Fund without shareholder approval.

THE EQUITY FUND.

     Under normal market conditions, the Equity Fund invests at least 70% of its assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion).


     The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of "growth" and "value" securities. The Investment Adviser selects "growth" securities based on its analysis of an issuer's earnings and dividends prospects, cash flows, the strength of management and other market factors, which may affect the issuer's competitive position. In selecting "value" securities, the Investment Adviser seeks to identify issuers with lower profit to expense, price to earnings, and price to book ratios than the overall market or which have temporarily fallen out of favor with the investing community due to a decline in the overall market or other short-term adverse market conditions.


THE BOND FUND.

     Generally, the Fund invests substantially all of its net assets in bonds and debentures. The Investment Adviser selects primarily debt obligations issued or guaranteed by the United States Government, as well as debt securities of U.S. corporations and securities receiving an "investment grade" rating from Moody's Investment Services or Standard & Poor's Corporation. It is expected that the dollar-weighted average credit quality will be A. In making investments in The Bond Fund, the Investment Adviser will generally select fixed-income securities with a maturity in excess of one year, but not more than thirty years. However, it is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years.

3.         WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE CANANDAIGUA FUNDS?

           Investors in the Funds may lose money. Shares of the Funds are not bank deposits or obligations of any bank, and are not guaranteed or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investments in the types of securities in which the Funds invest. The most significant risks include:

           THE EQUITY AND BOND FUNDS:

     MARKET AND ECONOMIC RISK: The prices of the securities in which the Funds invest may decline for a number of reasons, including:

     o Actual earnings that do not meet generally accepted forecasts or estimates of earnings.

     o Changes in the general interest rate environment may have a negative impact on the valuation of earnings.

     o Social or national political changes may alter an investors' future expectations of company earnings.

           THE EQUITY FUND


     VOLATILITY RISK: The Equity Fund may exhibit more share price volatility than its benchmark index, the S&P 500(R) Index. The volatility is partly a function of the size of The Equity Fund and the fact that there are substantially less than 500 issues in the portfolio at any one time. Additionally, the Investment Adviser may select companies whose anticipated earnings growth rate is greater than the current price-to-earnings ratio. In the event of an earnings shortfall, these companies' share price performance tends to react with substantial downward risk exposure.


           THE BOND FUND

     INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Long term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, extended periods of increases in interest rates may cause significant declines in bond prices.

     CREDIT RISK: The issuers of the bonds and other debt securities held by The Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of their securities, leading to decline in the price of those securities.

           The Equity Fund will generally have a more volatile unit value and lower current yield than The Bond Fund. Indeed, by stressing current yields through fixed-income securities, The Bond Fund may provide greater stability of unit value than The Equity Fund. However, investments in The Bond Fund should not be expected to appreciate in value to the same extent as investments in The Equity Fund, since there will be minimal participation in the general equity markets.

           Because of these risks, prospective investors who are uncomfortable with an investment that may fluctuate in value should not invest in the Funds.

4.         HOW HAVE THE CANANDAIGUA FUNDS PERFORMED?

           The bar chart and table that follow provide some indication of the risks of investing in The Equity Fund and The Bond Fund by showing changes in each Funds' performance from year to year, beginning in 1993(1) and by showing how the Fund's average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Please remember that neither Fund's past performance is an indication of future performance. A Fund may perform better or worse in the future.



                              THE CANANDAIGUA FUNDS

           During the periods shown in the bar chart, the Equity Fund's best quarterly performance was 25.97% (quarter ended December 31, 1998) and its lowest quarterly performance was -16.20% (quarter ended September 30, 1998). The Bond Fund's best quarterly performance was 7.25% (quarter ended March 31, 1995) and its lowest quarterly performance was -2.25% (quarter ended March 31, 1994).


                               [GRAPHIC OMITTED]

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2000)


                                            THE EQUITY FUND

                               PAST YEAR      PAST 5 YEARS      SINCE INCEPTION
                                                                   OF THE FUND
         -----------------------------------------------------------------------

           Equity Fund            5.12%         18.58%            15.04%


           S&P 500(R)Index*     - 9.10%         18.30%            17.31%




                                  THE BOND FUND

                                  PAST YEAR      PAST 5 YEARS    SINCE INCEPTION
                                                                   OF THE FUND
          ----------------------------------------------------------------------

          Bond Fund              -  9.82%           5.54%             5.57%
          Lehman Brothers
          Intermediate

          Government/.**            0.39%           7.10%             5.73%
            Corporate Index




     * S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

     ** The Lehman Brothers Intermediate Government/Corporate Index is a diversified, unmanaged index of corporate and U. S. government bonds.


                                FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                                     EQUITY FUND         BOND FUND

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of the offering price)      None               None
Maximum Deferred Sales Charge (Load)     None               None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
     and Distributions                   None               None
Redemption Fee                           None               None
Exchange Fee                             None               None

FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.00%         1.00%
Distribution and/or Service Fees (12b-1 Fees)            0.00%         0.00%
Other Expenses                                           0.38          4.34%
Total Fund Operating Expenses                            1.38%         5.34%
Contractual Fee Waivers
  and Expense Reimbursements                             None(1)      -4.84%(2)
Net Annual Fund Operating Expenses                       1.38%(1)     0.50%(2)

______________________________

           (1) As a result of contractual and voluntary fee waivers and expense reimbursements by the Investment Adviser during 2000, the Equity Fund's actual Total Annual Fund Operating Expenses were 1.32%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Equity Fund do not exceed 1.50% for fiscal year 2001. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.


           (2) As a result of voluntary fee waivers and expense reimbursements by the Investment Adviser during 2000, the Bond Fund's actual Total Annual Fund Operating Expenses were 0.45.%. The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Total Annual Operating Expenses of the Bond Fund do not exceed 0.50% for fiscal year 2001. Voluntary fee waivers and reimbursements may be terminated by the Investment Adviser at any time.

EXAMPLE

           THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN, THAT YOU REINVEST ALL DIVIDENDS AND DISTRIBUTIONS, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS OF INVESTING IN EACH FUND WOULD
BE:

                     YEAR           EQUITY FUND(1)           BOND FUND(2)
                     ----           -----------              ---------

                       1               $140                      $533

                       3               $437                    $1,594

                       5               $755                    $2,647

                      10             $1,657                    $5,250




           (1) If the Equity Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2000 had been used in the example above, the assumed cost of investing in the Equity Fund would be for Year 1 - $134, Year 3 - $418, Year 5 - $723 and Year 10 - $1,590.

           (2) If the Bond Fund's actual percentage of net operating expenses, net of reductions for voluntary fee waivers and expense reimbursements, for 2000 had been used in the example above, the assumed cost of investing in the Bond Fund would be for Year 1 - $46, Year 3 - $144, Year 5 - $252 and Year 10 - $567.


                    MANAGEMENT OF THE FUNDSBOARD OF TRUSTEES

           The Canandaigua Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware Law.

                               INVESTMENT ADVISER

           Subject to the direction of the Board of Trustees, The Canandaigua National Bank & Trust Company acts as the Investment Adviser to each of The Funds. The Investment Adviser's address is:

                              72 South Main Street
                           Canandaigua, New York 14424

           The Investment Adviser is a commercial bank offering a wide range of banking services to its customers in the Canandaigua and Rochester, New York area since 1887. As of December 31, 2000, the Adviser had assets of $594,693,000, loans of $455,259,000, and deposits of $533,809,000 and provided personal, corporate and institutional investment management and custodial service for accounts having an aggregate market value of approximately $645,073,000.

           Under its Investment Management Agreement with the Funds, the Investment Adviser manages the investment of the assets of each Fund in conformity with the stated objectives and strategies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each of the Funds and to provide continuous supervision of their investment portfolios. In doing so, the Investment Adviser places orders to purchase and sell securities on behalf of each Fund and selects broker-dealers that, in the Investment Adviser's judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Investment Adviser provides these services principally through the portfolio managers, who are members of the Investment and Trust Departments of the Investment Adviser.

           The Funds pay to the Investment Adviser a management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of each Fund. From 1994 through June 1997, the Board of Trustees had approved a reduction of the fee for The Bond Fund to 0.50%, which was further reduced to 0.00% in August 1997.

           The Funds pay other expenses related to its daily operations, such as custodian fees, trustees' fees, administrative fees, fund accounting fees, transfer agency fees, legal and auditing costs, which are subject to reimbursement at the discretion of the Investment Adviser. More information about the Investment Management Agreement and other expenses paid by the Funds is included in the Statement of Additional Information ("SAI"), which also contains information about brokerage policies and practices.

                               PORTFOLIO MANAGERS

           Gregory S. MacKay and Jay J. Bachstein are the Funds' portfolio managers. Mr. MacKay has been employed by the Investment Adviser for approximately twenty seven years, and is currently Senior Vice President of Investments. Mr. MacKay's responsibilities include management of the Investment Services division of the Investment Adviser, with oversight responsibilities for the Employee Benefit Programs, Individual Retirement Accounts, Bank Portfolios, Mutual Funds, Money Center, and Investment Management divisions. Mr. Bachstein joined the Investment Adviser in February 2000, bringing with him 9 years of experience in investment and finance. Before coming to the Investment Adviser, he was an Assistant Vice President and investment officer of Factory Point National Bank in Vermont. Before that, he was an account executive at Dean Witter Reynolds.

                                   DISTRIBUTOR

     AmeriMutual Funds Distributor, Inc., broker-dealer registered with the National Association of Securities Dealers, Inc., distributes each Fund's shares. The Distributor is located at 14747 California Street, Omaha, Nebraska 68154.

                        TRANSFER AGENT AND ADMINISTRATOR

           Under separate agreements with the Funds, American Data Services, Inc. ("ADS"), acts as each Fund's Transfer Agent, Fund Accounting Agent and Administrator of each Fund. ADS is located at 150 Motor Parkway, Hauppauge, New York 11788-0132.

                                    CUSTODIAN

           Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian of the assets of each Fund.



                 INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

           The Equity Fund seeks long-term growth of asset value through capital appreciation and dividend income. The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. However, please remember that an investment objective is not a guarantee. An investment in the Funds might not earn income and investors could lose money.

           The investment strategies of each Fund described below are non-fundamental, which means that they may be changed by the Funds' Board of Trustees without shareholder approval. The investment objective of each Fund, however, is fundamental and may not be changed without shareholder approval. There is no guarantee that either Fund will achieve its investment objective. An investment in the Funds might not earn income and investors could lose money. Additional information regarding the investment policies and restrictions of each Fund has been provided for your review in the SAI.

           THE EQUITY FUND

         As stated above, The Equity Fund seeks to provide investors with long-term growth of asset value through capital appreciation and dividend income. Under normal circumstances, the Equity Fund seeks to achieve its investment objective by investing at least 70% of its total assets in a diversified portfolio of common and preferred stocks, convertible securities, and warrants of U.S. companies with mid- to large-sized market capitalizations (generally in excess of $2 billion). The Equity Fund may invest in American Depositary Receipts for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market. As a non-principal strategy, for liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

         The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term interest bearing debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. Government securities. Such a decision, although not offering the opportunity for capital appreciation, might be deemed prudent to protect net asset value. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

           The Investment Adviser utilizes a blended approach to investing in order to create a balanced portfolio of both "growth" and "value" securities. In selecting growth stocks for The Equity Fund, the Investment Adviser considers companies that demonstrate:

     o    Above-average earnings;

     o    A strong franchise;

     o    Strong and steady cash flows and a recurring revenue stream;

     o A solid competitive position within in an industry with barriers to the entry of new competitors and the potential for high profit margins;

     o    Strong management teams with clearly defined strategies; and

     o New products or services that may serve as catalysts to accelerated growth.

           In selecting value stocks for The Equity Fund, the Investment Adviser considers companies:

     o Which are temporarily out of favor in the market due to a decline in the overall market or other short-term adverse market conditions;

     o Whose stock prices are temporarily depressed because of one-time earnings shortfalls;

     o    Which have lower price-to-expense ratios than the overall market;

     o    Which have lower price-to-book ratios than the overall market;

     o    Which have lower price-to-sales ratios than the overall market; and

     o    Which have lower price-to-earnings ratios than the overall market.

           In general, The Equity Fund will not invest in securities that have, in the judgment of the Investment Adviser, a high level of debt as a percentage of their total market capitalization.


           The Equity Fund is a diversified mutual fund which invests in the market sectors represented in the S&P 500(R) Index. The Investment Adviser generally utilizes a top-down approach in order to determine which market sectors offer the best investment opportunities for The Equity Fund and the extent to which The Equity Fund's assets should be allocated thereto. This approach involves an analysis of general economic factors such as interest rates, the rate of inflation, and the competitive environment within market sectors.

           PORTFOLIO TURNOVER. The frequency of The Equity Fund's portfolio transactions will vary from year to year. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. The Investment Adviser expects that the annual portfolio turnover rate for The Equity Fund will be approximately 250%.

           THE BOND FUND

           The Bond Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. To achieve this growth, The Bond Fund invests primarily in fixed-income debt securities. These include debt securities such as:

     o Bonds and notes issued or guaranteed by the United States government or its agencies.

     o    Bonds, notes and preferred stock of United States corporations.

           The Bond Fund invests substantially all of its in bonds and debentures, which consist mainly of debt securities, such as bonds, notes and debentures issued by U.S. companies, bonds and notes issued or guaranteed by the U.S. Government or its agencies or instrumentalities and preferred stock of the U.S. companies. Normally, investments in The Bond Fund in cash equivalents will be minimal. However, when market conditions dictate a temporary "defensive" investment strategy, the Investment Adviser may decide to hold a portion of The Bond Fund, without limitation on amount, in cash equivalents.

           Debt obligations issued or guaranteed by the U.S. Government provide greater safety of principal but also generally provide lower current income than debt obligations of corporations. They include issues of the U.S. Treasury such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an act of Congress. The Investment Adviser will consider investing in securities issued or guaranteed by the following governmental agencies:

     o    Government National Mortgage Association.

     o    Federal National Mortgage Association.

     o    Farmers Home Administration.

     o    Federal Farm Credit Banks.

     o    Federal Home Loan Banks.

     o    Federal Home Loan Mortgage Corporation.

     o    Student Loan Marketing Association.

           Some of these securities, such as debenture obligations of the Farmers Home Administration and securities of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal Farm Credit Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any of the foregoing when not obligated to do so by law.

           The Bond Fund will invest in debt securities of the United States corporations rated at least "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P") at the time of purchase. Debt securities carrying a rating of "Baa" from Moody's or "BBB" from S&P have speculative characteristics. If the rating of a debt security owned by the Fund is reduced below Baa/BBB, the Fund will not necessarily dispose of the security.

           The Bond Fund may also invest in other fixed-income securities such as preferred stock and securities of U.S. issuers that are rated Baa by Moody's or BBB by S&P, or unrated securities that the Investment Adviser determines are of comparable quality based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings, and its present and anticipated cash flow; the issuer's debt maturity schedules and current and future borrowing requirements; and the issuer's continuing ability to meet its future obligations.

           The only non-interest paying securities to be held in the Bond Fund will be obligations evidencing ownership of future interest and principal payments on U.S. Treasury Bonds. Various forms of obligations exist to evidence future interest or principal payments on Treasury securities. Typically, such obligations take the form of custodial receipts issued pursuant to a custody agreement, which evidence ownership of future interest and principal payments on Treasury securities deposited with the custodian. The interest and principal payments on the underlying Treasury securities are direct obligations of the United States.


           In general, in investing the assets of The Bond Fund, the Investment Adviser will consider the governmental program under which the security was issued as well as the ratings. The Bond Fund will invest primarily in fixed-income securities with maturities in excess of 1 year. The Investment Adviser may, however, invest in fixed-income securities with maturities of up to 30 years. The average maturity of securities in The Bond Fund will be based primarily upon the Investment Adviser's expectations of the future course of interest rates and then-prevailing price and yield levels in the fixed-income market. It is expected that the dollar-weighted average maturity of The Bond Fund will not exceed ten years. This limitation on the average maturity of The Bond Fund is expected to provide a more stable net asset value than would be the case with a longer-term fund. As of December 31, 2000, The Bond Fund's dollar-weighted average credit quality was AA, and its dollar-weighted average maturity was 4.41 years.


           Again, the Funds' objectives, stated above, are considered fundamental and therefore, the Board of Trustees may not revise them without shareholder approval. Each Fund's strategies, however, are considered non-fundamental and therefore the Board of Trustees may revise them, as necessary, from time to time, without shareholder approval.







                                YOUR FUND ACCOUNT

           THE FUNDS' SHARE PRICE

           The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates it net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading. Each Fund calculates its net asset value based on the market prices of the securities in its investment portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. Each Fund will process purchase orders that it receives in proper form and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined on that day. It will process purchase orders that it receives in good and proper form and redemptions orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day that the New York Stock Exchange is open for regular trading.

           HOW TO PURCHASE SHARES

A.         READ THIS PROSPECTUS CAREFULLY.

B          DETERMINE HOW MUCH YOU WANT TO INVEST, KEEPING IN MIND THE FOLLOWING
           MINIMUMS:

           1.        New accounts - $250.00

           2.        Existing accounts - $50.00

C.         COMPLETE THE FOLLOWING:

           1. For new accounts, the New Account Application accompanying this Prospectus, carefully following the instructions.

           2.        For additional investments, prepare a brief letter stating:

     o    The registration of your account.

     o    The name of the Fund whose shares you want to purchase.

     o    Your account number.

           3. Make your check, in the amount of the purchase price of the shares, payable to "The Equity Fund" or "The Bond Fund."

     o    All checks must be drawn on U.S. Banks.



     o Include your account number on your check when you are adding to an existing account.

     o    The Funds will not accept cash or third party checks.

     o The Funds' Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by either Fund as a result.

           4.        Send the application and check to:

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132



D.         OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS.

           The Funds may reject any share purchase application for any reason. The Funds do not issue share certificates. The Funds will send investors a written confirmation for all purchases of shares.

           HOW TO REDEEM SHARES

A.         REQUESTING THE SALE OF SHARES.

           1.        Prepare a letter of instruction containing:

     o    The name of the registered owner(s).

     o    The name of the account(s).

     o    The name of The Fund(s).

     o    The Account number.

     o The amount of money or number of shares being sold. o Name and address of person to receive the money.

     o Additional information that The Fund(s) may require for redemption by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity.




Please contact The Funds' Transfer Agent, in advance, at 1-888-693-9276 if you have any questions regarding the redemption of shares.


           2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

           3. Have the signatures guaranteed by one of the following financial institutions:

     o    U.S. bank or trust company.

     o    Broker, dealer, municipal securities broker or dealer.

     o    Government securities broker or dealer.

     o    Credit union, authorized to provide signature guarantees.

     o    National Securities Exchange.

     o    Registered Securities Association or clearing agency.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A  SIGNATURE
GUARANTEE.

           4.        Send a letter of instruction to:

                              The Canandaigua Funds
                        c/o American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

B.         PAYMENT OF REDEMPTION PROCEEDS.

           The redemption price per share you receive for a redemption request is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information. The Transfer Agent will mail a check in the amount of the redemption proceeds no later than the 7th day after it receives the written request in proper form with all required information.

C.         RETIREMENT ACCOUNTS.


           To sell or redeem shares in an IRA or other retirement account, please contact the Investment Adviser at 72 South Main Street, Canandaigua New York 14424 by calling (800) 724-2621 ext. 216 or ask the operator for the Investment Division to request the appropriate distribution form and for additional instructions.

           HOW TO EXCHANGE SHARES

           Shares in either Fund may be exchanged, without cost, for shares in the other Fund. To participate in the program you must do the following:

     o Contact the Transfer Agent by writing American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11733-0132 or by calling 1-888-693-9276 to request the appropriate form to enroll in this program, giving you the option of exchanging shares between Funds.

     o Once enrolled, exchanges may be made over the telephone but only between Fund accounts registered in the same name, address and taxpayer identification number. Exchanges are subject to the requirements for initial and subsequent investments, provided to you by the Transfer Agent upon enrollment in the program, as in effect from time to time.

     o The Transfer Agent uses procedures designed to confirm that instructions received by telephone are genuine, including requiring certain identifying information prior to acting on such instructions, recording telephone instructions and sending written confirmation of the telephone instructions received. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed, neither the Funds, the Investment Adviser nor the Transfer Agent is responsible for any loss, expense or cost arising from any such transaction.

     o Any exchange of shares will be based on the net asset values of the shares involved next computed after receipt of an exchange order. Exchanges are subject to determination by the Transfer Agent that the investment instructions are complete.

           DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION ON YOUR SHARES

                           DIVIDENDS AND DISTRIBUTIONS

           Each Fund distributes substantially all of its net investment income and substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. You have two distribution options:

     o AUTOMATIC REINVESTMENT OPTION - both dividend and capital gains distribution will be reinvested in additional Fund shares.

     o ALL CASH OPTION - both dividend and capital gains distributions will be paid in cash.

         Unless an election is made on the New Account Application selecting the All Cash Option, the Automatic Reinvestment Option will be applied to each account.

                                      TAXES

           Each Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90% of its investment company taxable income to them within applicable time periods.

           Each Fund intends on making distributions to shareholders that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). For federal income tax purposes, dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in either Fund.

           An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the initial Fund's shares and any gain on the transaction may be subject to federal income tax.

           Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax advisor to assess the federal, state and local tax consequences of investing in the Funds. This discussion is not intended to address the tax consequences of an investment by a non-resident alien.

           The Investment Adviser will purchase and sell securities with primary concern being the investment performance of the portfolios rather than tax considerations of the shareholders.

                              FINANCIAL HIGHLIGHTS

           The following financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Eldredge, Fox & Porretti, LLP, independent auditors, whose report, along with The Funds' financial statements, are included in the Annual Report, which is available upon request.



                              THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA

                                                               FOR THE       FOR THE     FOR THE      FOR THE    FOR THE
                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                              DEC. 31,       DEC. 31,     DEC. 31,     DEC. 31,   DEC. 31,
                                                                2000          1999         1998         1997        1996
                                                            ------------- --------------------------------------------------

PER SHARE DATA:
  (For a share outstanding throughout
     each period)
             Net asset value, beginning of period             $    13.16  $      14.14  $    13.53  $    12.54 $    12.25
                                                              ----------  ------------  ----------  ---------- ----------

           INCOME (LOSS) FROM INVESTMENT OPERATIONS -
             Net investment income (a)                              0.76          0.74        0.77        0.70       0.62
             Net realized and unrealized gains (losses)
                   on investments                                   0.49         (0.98)       0.45        0.29      (0.33)

                                                                            --          --          --         --



             Total income (loss) from investment operations         1.25         (0.24)       1.22        0.99       0.29
                                                              ----------  ------------  ----------  ---------- ----------

 LESS DISTRIBUTIONS (B)
              Dividends from net investment income                 (0.74)        (0.74)      (0.61)
              Distributions from net realized gains                   --          --         --
                                                              ----------  ------------  ----------
              Total dividends and distributions                    (0.74)        (0.74)      (0.61)
                                                              ----------  ------------  ----------


   Net Asset Value, end of period                             $    13.67  $      13.16  $    14.14  $    13.53 $    12.54
                                                              ==========  ============  ==========  ========== ==========
   Total Return (c)                                                 9.82%        (1.71%)      9.05%       7.89%      2.37%
                                                              ==========  ============  ==========  ========== ==========


           RATIOS/SUPPLEMENTAL DATA:
              Net Assets, end of period (000 omitted)         $     1.16  $      1,093  $      957  $      66  $      501
              Ratio of Net Expenses to Average

      Net Assets (a)                                                0.45%         0.38%       0.46%       0.77%      1.09%
   Ratio of Gross Expenses to Average

                 Net Assets (a)                                     5.34%         5.51%       7.13%       3.19%      4.15%
   Ratio of Net Investment Income
                 to Average Net Assets                              5.68%         5.41%       5.47%       5.38%      5.17%
              Portfolio Turnover Rate                              12.15%         4.67%       9.04%       8.44%     30.46%
------------------------------------------------------------------------------------------------------------------------------------

(a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2000. In addition, during the periods presented certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.65, $.70, $.94, $.31, and $.37 for the years ended December 31, 2000, 1999, 1998, 1997, and 1996, respectively.
(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.
(c)  Assumes reinvestment of dividends and capital gains distribution, if any.




                              THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA

                                                          FOR THE          FOR THE       FOR THE        FOR THE       FOR THE
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31,          DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,
                                                           2000             1999           1998           1997           1996
                                                       ------------- -----------------------------------------------------------
PER SHARE DATA:
  (For a share outstanding throughout
     each period)
             Net asset value, beginning of period       $       26.71  $       22.80  $       19.40  $       16.67 $       13.71
                                                        -------------  -------------  -------------  ------------- -------------

           INCOME (LOSS) FROM INVESTMENT OPERATIONS -
             Net investment income (loss) (a)                   (0.20)         (0.20)         (0.06)       --               0.01
             Net realized and unrealized gains
                   on investments                                1.59           7.85           3.46           2.73          2.95
                                                        -------------  -------------  -------------  ------------- -------------

  Total income (loss) from investment operations                 1.39           7.65           3.40           2.73          2.96
                                                        -------------  -------------  -------------  ------------- -------------

 LESS DISTRIBUTIONS (B)
              Dividends from net investment income               --             --            --
              Distributions from net realized gains             (1.09)         (3.74)         --
                                                        -------------  -------------  -------------
              Total dividends and distributions                 (1.09)         (3.74)         --
                                                        -------------  -------------  -------------


   Net Asset Value, end of period                       $       27.01  $       26.71  $       22.80  $       19.40 $       16.67
                                                        =============  =============  =============  ============= =============
              Total Return (c)                                   5.12%         33.70%         17.53%         16.38%        21.59%
                                                        =============  =============  =============  ============= =============


           RATIOS/SUPPLEMENTAL DATA:
              Net Assets, end of period (000 omitted)   $   40,208     $   35,237     $   23,568     $   17,787    $   12,644
              Ratio of  Net Expenses to Average

      Net Assets (a)                                             1.32%          1.37%          1.14%          1.15%         1.12%
              Ratio of Gross Expenses to Average
                 Net Assets (a)                                  1.38%          1.45%          1.50%          1.44%         1.57%
   Ratio of Net Investment Income (Loss)
                 to Average Net Assets                          (0.67%)        (0.77%)        (0.31%)         0.00%         0.03%
              Portfolio Turnover Rate                          144.68%        224.59%        314.28%        398.23%       337.27%

------------------------------------------------------------------------------------------------------------------------------------

(a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08, $.05 and $.07 for the years ended December 31, 1998, 1997 and 1996, respectively. Since Fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.02 for the years ended December 31, 2000 and 1999, respectively.
(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.
(c) Assumes reinvestment of the dividends and capital gains distribution, if any.

                             ADDITIONAL INFORMATION

           To learn more about the Funds you may want to read the Funds' Statement of Additional Information, or SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

           You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.


           The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 724-2621 ext. 0600 or by asking the operator for the Investment Division.


           Prospective investors and shareholders who have questions about the Funds may write to:

                              The Canandaigua Funds
                 The Canandaigua National Bank and Trust Company
                              72 South Main Street
                           Canandaigua, New York 14424


                                    Or call:
                            (800) 724-2621 ext. 0600


           The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available at the Securities and Exchange Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-60090

         Please refer to the Funds Investment Company Act File No. 811-7322 when seeking information about the Funds from the Securities and Exchange Commission.

                                   APPENDIX A

Description of Standard & Poor's Corporation's corporate bond ratings of BBB or better:

AAA- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Description of Moody's Investor Service, Inc.'s corporate bond ratings of Baa or better:

AAA- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              THE CANANDAIGUA FUNDS

                  This Statement of Additional Information sets
                      forth certain additional information
                          about The Canandaigua Funds,
             an open-end diversified management investment company.

                             ----------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE CANANDAIGUA FUNDS DATED MAY 1, 2001, A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING THE FUNDS' DISTRIBUTOR, AMERIMUTUAL FUNDS DISTRIBUTOR, INC., 14747 CALIFORNIA STREET, OMAHA, NEBRASKA 68154, OR BY CALLING 1-888-693-9276.


                                   May 1, 2001

TABLE OF CONTENTS

The Canandaigua Funds ......................................................3
Investment Restrictions ....................................................4
Other Investment Policies ..................................................5
Management of The Canandaigua Funds ........................................6
TRUSTEES AND OFFICERS ......................................................6
INVESTMENT ADVISOR .........................................................7
DISTRIBUTOR ................................................................9
TRANSFER AGENT AND ADMINISTRATOR ...........................................9
         CUSTODIAN .........................................................9
         CODE OF ETHICS ....................................................10
Net Asset Value ............................................................10
Performance Information ....................................................11
Portfolio Transactions .....................................................11
Tax Information ............................................................13
Organization and Capitalization ............................................14
         PRINCIPAL SHAREHOLDERS ............................................15
Independent Accountants ....................................................15
Index to Financial Statements ..............................................F-1
Report of Independent Accountants ..........................................F-2
Financial Statements and Notes Thereto .....................................F-3




                              THE CANANDAIGUA FUNDS

         The Canandaigua Funds is registered with the SEC as an open-end diversified management investment company (or mutual fund) consisting of two separate, diversified series: the Canandaigua Equity Fund (the "Equity Fund") and the Canandaigua Bond Fund (the "Bond Fund") (individually referred to as a "Fund" and collectively as the "Funds"). Additional funds may be created by the Trustees from time to time. The Canandaigua National Bank and Trust Company, acts as investment advisor to both Funds.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Canandaigua Funds dated May 1, 2001, as amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling 1-888-693-9276 or by writing to the Funds' Distributor, AmeriMutual Funds Distributor, Inc. 14747 California Street, Omaha, NE 68154.

         The EQUITY FUND seeks long term growth of asset values through capital appreciation and dividend income.

         The BOND FUND seeks to earn a high level of current income with consideration also given to safety of principal.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental to both the Equity Fund and the Bond Fund and cannot be changed for either Fund without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the Investment Company Act as the lesser of (a) 67% or more of the shares resent at a Fund meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of that Fund. An investment policy that is not "fundamental" may be changed by vote of a majority of the Board of Trustees of The Canandaigua Funds at any time.

         As a matter of fundamental policy, neither Fund may:

         (a) Purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of that Fund would be invested in the securities of such issuer or both Funds together would own more than 10% of the outstanding voting securities of such issuer (for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues omitted to meeting interest and principal payments of each security);

         (b) Invest in companies for the purpose of exercising control;

         (c) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing (except with respect to cash collateral received as a result of portfolio securities lending);

         (d) Pledge, mortgage or hypothecate more than 10% of the total value of its assets;

         (e) Issue senior securities;

         (f) Underwrite any issue of securities;

         (g) Purchase or sell real estate or real estate mortgage loans (but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities in real estate operations);

         (h) Make loans to other persons, except that either Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed, may loan its securities in an amount not in excess of 10% of the total value of its assets and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the total value of its assets;

         (i) Purchase securities on margin or sell securities short;

         (j) Purchase or retain securities of an issuer if the members of The Canandaigua Funds' Board of Trustees, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

         (k) Purchase or sell commodities or commodity contracts;

         (l) Invest its assets in securities of other investment companies except as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders of the Fund involved in such transaction;

         (m) Invest in or sell puts, calls, or otherwise engage in interests in oil, gas or other mineral exploration or development programs;

         (n) Purchase any securities that would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (except that there is no limitation with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (o) Invest more than 10% of the total value of its assets in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand). If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, a Fund has more than 10% of its assets invested in nonmarketable securities, that Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable;

         (p) Purchase securities of foreign issuers (except for American Depository Receipts that are traded on a U.S. securities exchange or on The Nasdaq Stock Market(sm)); or

         (q) Purchase or engage in futures contracts.

If a percentage restriction is adhered to at the time of investment, then except as noted in (o) above, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.



                            OTHER INVESTMENT POLICIES

         The following investment policies are not fundamental and may be changed by the Board of Trustees of The Canandaigua Funds without the approval of the shareholders of the affected Fund:

         The Funds will not invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange or recapitalization involving securities already held in a Fund.

         Either Fund may, to the extent consistent with its investment objectives, invest in master demand notes. A master demand note is a facility, typically maintained by a bank, pursuant to which monies are lent on a daily basis to a corporate borrower by a group of purchasers in amounts and at rates negotiated daily. The loan is payable on demand. As with other debt obligations, there is a risk that the borrower will fail to repay the obligation.

                       MANAGEMENT OF THE CANANDAIGUA FUNDS

TRUSTEES AND OFFICERS

         Information pertaining to the Trustees, Advisory Trustees and officers of The Canandaigua Funds, including their principal occupations for the last five years, is set forth below.

                                 PRINCIPAL OCCUPATION(S)
NAME,AGE AND ADDRESS             POSITION(S) WITH FUND       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------

Robert N. Coe, 51                 Trustee                       President and co-owner,
               --
c/o The Canandaigua Funds                                      W.W. Coe & Son, Inc.
72 South Main Street                                            (independent insurance
Canandaigua, NY 14424                                           agency)
                                                                Canandaigua, New York

Robert J. Craugh, 78             Trustee, Chairman             Retired since 1987; prior thereto,
                  --
c/o The Canandaigua Funds        of the Board                  Senior Vice President-Operations,
72 South Main Street                                           Canandaigua National Bank and
Canandaigua, NY, 14424                                         Trust Company, Canandaigua, NY

James W. Doran, 63               Trustee                       President, FFTH Properties, FFT Senior
                --
c/o The Canandaigua Funds                                      Communities, Inc.; Vice President
Regional Sales Manager, Chase                                  72 South Main Street and
Canandaigua, NY 14424                                          Manhattan Bank

Donald C. Greenhouse, 65         Trustee,                      President and owner, Seneca Point
                      --
c/o The Canandaigua Funds        Secretary and Treasurer       Associates, Inc. (business consultants)
72 South Main Street                                           Canandaigua, New York
Canandaigua, NY 14424

William B. Rayburn, 76           Trustee                       Retired since March 1988; prior thereto,
                    --
C/o The Canandaigua Funds                                      President, Chairman, and Chief Executive
72 South Main Street                                           Officer, Snap On Tools Corp
Canandaigua, NY  14424


Robert J. Swartout, 38           Advisory Trustee              Vice President and Investment
72 South Main Street                                           Officer of the Advisor
Canandaigua, NY 14424


         COMPENSATION OF THE BOARD OF TRUSTEES. Trustees receive $200.00 from The Canandaigua Funds for each Board and Committee meeting attended, together with reimbursement of reasonable expenses incurred.


         For 1999, the Trustees received the following compensation from The Canandaigua Funds: Mr. Coe: $1,000.00; Mr. Craugh: $1,400.00; Mr. Doran:
$600.00; Mr. Greenhouse: $1,400.00; and Mr. Swartout: $800.00.


         As permitted by the regulations of the Federal Reserve Board under the Glass-Steagall Act and the Bylaws of The Canandaigua Funds, the Board of Trustees has established an Advisory Board of Trustees. The purpose of the Advisory Board is to advise the Board of Trustees with respect to investment policies and related matters. Members of the Advisory Board are selected for their expertise in investment matters by the Board of Trustees, are appointed by the Board of Trustees, serve for one-year terms, have no vote with respect to any matters, and can be removed by the Board of Trustees at any time.

         Information pertaining to the members of the Advisory Board, including their principal occupations for the last five years, is set forth below.




                                PRINCIPAL OCCUPATION(S)
NAME, AGE  AND ADDRESS          POSITION(S) WITH FUND          DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------


Gregory S. MacKay, 51           Advisory Trustee             Treasurer, Canandaigua South Main
72 National  Corporation Street                              (parent holding company
Canandaigua, NY 14424                                        of the Advisor) and Senior

                                                             Vice President of the Advisor


Jay J. Bachstein, 36            Advisory Trustee             Assistant Vice President 72
South Main Street                                            and Investment Officer of
Canandaigua, NY 14424                                        the Advisor since July 1999;

                                                             Assistant Vice-president
                                                             and Investment Officer of
                                                             Factory Point National Bank
                                                             from July 1997 to July 1998
                                                              (bank trust department);

                                                             Account Executive, Morgan
                                                             Stanley Dean Witter from
                                                             September 1995 to August
                                                             1997 (broker-dealer).


         Advisory Trustees receive no compensation from The Canandaigua Funds for their service in such capacity.

INVESTMENT ADVISOR

         The Canandaigua National Bank & Trust Company, 72 South Main Street, Canandaigua, New York 14424 is the Investment Advisor ("Advisor") for each Fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") that The Canandaigua Funds has entered into with the Advisor on behalf of each Fund.

         The Investment Advisory Agreement provides that the Advisor will provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

         Under the terms of the Investment Advisory Agreement, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Advisor has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by each Fund.

         The Advisor pays all expenses incurred by it in connection with acting as investment manager, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds. Expenses incurred by the Advisor in connection with acting as investment advisor include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Advisor pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

         Under the terms of the Investment Advisory Agreement, the Advisor is obligated to manage each Fund in accordance with applicable laws and regulations, including the regulations and rulings of the United States Comptroller of the Currency relating to fiduciary powers of national banks. In accordance with these regulations, the Advisor will not invest the Funds' assets in stock or obligations of, or property acquired from, the Advisor, its affiliates or directors, officers or employees or other persons with substantial connections with the Advisor, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Advisor or persons connected with the Advisor as described above, except that in accordance with applicable regulations of the Comptroller of the Currency, assets of the Funds may be placed in deposits with the Advisor pending investment or distribution.


         For its services under the Investment Advisory Agreement, the Advisor is paid with respect to each Fund a monthly management fee at the annual rate of 1.00% of each Fund's average daily net assets. During the fiscal years ended December 31, 1998, 1997and 1996the Equity Fund paid the Advisor a net total of $206,484, $162,307, $108,183 , respectively, in aggregate advisory fees, which amounted to 1.00%, 1.00% and 0.99%, respectively, of that Fund's average annual net assets for those periods. During the fiscal years ended December 31, 2000 and 1999, the Equity Fund paid the Advisor a net total of $414,289 and $286,368, respectively, in aggregate advisory fees, which amounted to 1.00% of that Fund's average annual net assets for each period. During the fiscal year ended December 31, 1997, December 31, 1996, 1995, the Bond Fund paid the Advisor a net total of $1,535, $2,442 and $1,653, respectively, in aggregate advisory fees, which amounted to 0.26%, 0.50% and 0.50%, respectively, of that Fund's average annual net assets for those periods. During the fiscal years ended December 31, 2000, 1999, and 1998 the Bond Fund did not pay the Advisor any net advisory fee. Beginning in 1994, the Advisor had in effect a reduction from 1.00% to 0.50% of the advisory fee applicable to the Bond Fund, which the Trustees reduced to 0.00% during 1997.


         Except for the expenses described above which have been assumed by the Advisor, all expenses incurred in administration of The Canandaigua Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of The Canandaigua Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including subcustodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Canandaigua Funds is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund including the expenses of ommunications with its shareholders, are paid by that Fund. Expenses that are general liabilities of The Canandaigua Funds are allocated to the Equity Fund and the Bond Fund in proportion to the total net assets of each Fund.

         OTHER INFORMATION. The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of The Canandaigua Funds or the Advisor. The Investment Advisory Agreement provides that the Advisor shall not be liable to a Fund for any error of judgment by the Advisor or for any loss sustained by the Fund except in the case of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days' written notice. No person other than the Advisor regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

DISTRIBUTOR


         AmeriMutual Funds Distributor, Inc. (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. The Distributor is a Florida corporation, and a registered broker-dealer. Among its functions, the Distributor approves and accepts new account applications, processes subsequent account purchases and redemptions, and responds to requests for information about the Funds. For its services, the Distributor receives an annual fee of $22,750, payable monthly, plus reimbursement of expenses.


TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

         Under separate agreements, American Data Services, Inc. acts as the Transfer Agent (the "Transfer Agent"), Fund Accounting Agent (the "Fund Accounting Agent") and as the Administrator (the "Administrator") for each Fund.

         As Transfer Agent, American Data Services, Inc. provides various recordkeeping services for the Funds, including maintenance of all Fund share ownership books and records, recording of all purchase and redemption orders, acting as dividend disbursing agent, generating transaction confirmation statements and quarterly shareholder statements of account, and distributing periodic reports and updated Fund Prospectuses to all shareholders. The Transfer Agency Agreement has been approved by the Trustees of The Canandaigua Funds.

         In its capacity as Fund Accounting Agent and Administrator of the Funds, American Data Services, Inc. determines, for each Fund, its daily net asset value per share (see "Net Asset Value" below), calculates all dividend and capital gain distributions, maintains the Funds' corporate books and records, prepares and files required tax returns and reports, and provides general data processing, accounting and bookkeeping services to the Funds.

         The Administrative Services Agreement has been approved by the Trustees of The Canandaigua Funds. This agreement provides that, for each Fund, the Administrator will be paid a monthly fee equal to the greater of: (1) a sliding scale of $1,500 for a Fund with average net assets of under $5 million to $2,500 for a Fund with average net assets of $20 million or more; or (2) 1/12th of 0.012% (12 basis points) of the average net assets of that Fund for the month.

CUSTODIAN

         Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as the custodian ("Custodian") of the assets of each Fund. The Custodian holds all securities and other assets of the Funds. The Custodial Agreement with each Fund, which the Trustees have approved, provides for the general duties of the Custodian, permissible use of subcustodians, and book entry systems of account.

CODE OF ETHICS

         The Board of Trustees has determined that the personnel of The Canandaigua Funds may engage in personal trading in compliance with general fiduciary principles which are incorporated into The Canandaigua Fund's Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the Investment Company Act, with the following exceptions: (1) the disinterested Trustees of The Canandaigua Funds are not required to pre-clear personal securities transactions, and (2) the disinterested Trustees are not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.


NET ASSET VALUE

         For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.


         The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.


         Except for debt securities with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows:
(a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. All of these prices are obtained by the Administrator from services which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

         Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees determine that amortized cost no longer represents fair value.

         When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The Canandaigua Funds. Expenses with respect to both Funds are to be allocated in proportion to the total net assets of the respective Funds.

                             PERFORMANCE INFORMATION

         The average annual total return of each Fund is determined for a particular period in accordance with SEC Rule 482 by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (I.E., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


         The average annual total return for the Equity Fund and the Bond Fund of the predecessor Collective Investment Trust for the one-year period and since inception to December 31, 2000, was as follows:


                              YEAR ENDED                    INCEPTION* TO

FUND                          12/31/00                      12/31/00

Equity Fund                   5.12%                         15.04%
Bond Fund                     9.82%                          5.57%


*Inception for both Funds was September 9, 1992 The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

         Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

         The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Funds.

         Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day, and if all orders for the same security could be only partially executed during a trading day, then Fund transactions will take precedence over transactions for other clients of the Advisor.

           Securities owned by the Funds may not be purchased from or sold to the Advisor or any affiliated person (as defined in the Investment Company Act) of the Advisor except as may be permitted by the SEC and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Advisor include its parent corporation, Canandaigua National Corporation, each of their respective subsidiaries, and the officers and directors of any of such entities.


           The aggregate amounts of brokerage commissions paid by the Funds for the years ended December 31, 2000, 1999 and 1998 were $162,471, $205,586 and
$214,433, respectively.

         As of December 31, 2000 the Equity and the Bond Fund held the following securities of brokers or dealers, or their parent organizations, with which it regularly conducts business: Equity Fund: 20.000, Bond Fund: 30,000 Merrill Lynch & Co. 6.25% bonds due October 15, 2008.


                                 TAX INFORMATION

         The following discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of the Funds in their particular circumstances.

         Each Fund is treated as a separate taxpayer for federal income tax purposes.

         Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. As a regulated investment company, each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

         In general, any gain or loss on the redemption or exchange of a Fund's shares will be long-term capital gain or loss if held by the shareholder for more than 18 months, mid-term capital gain or loss if held for more than one year but not more than 18 months, and short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to a Fund's shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss to the extent of the capital gain distribution. For redemptions or exchanges occurring after December 31, 2000, a holding period of more than five years will entitle the shareholder to a long-term rate that is lower than the normal long-term rate.

         Dividends of a Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains (or credited undistributed net capital gains) will be taxable as such at the appropriate rate, regardless of the length of time shares of a Fund have been held. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

         Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.

           If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

                         ORGANIZATION AND CAPITALIZATION

         From its inception in 1992 until February 9, 1998, The Canandaigua Funds were organized by the Investment Advisor as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of The Fund was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds."

           The Canandaigua Funds are authorized to issue an unlimited number of shares. The Trustees of The Canandaigua Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in The Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferrable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of The Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered by The Canandaigua Funds' Declaration of Trust (the "Declaration of Trust") and Bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, The Canandaigua Funds does not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         SHAREHOLDER AND TRUSTEE LIABILITY. The Canandaigua Funds is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of The Canandaigua Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Canandaigua Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The Canandaigua Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of The Canandaigua Funds and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

PRINCIPAL SHAREHOLDERS


         As of April 16, 2000, no shareholder of record beneficially owned more than 5% of the outstanding shares of the Equity Fund. As of the same date, the following persons owned more than 5% of the outstanding shares of the Bond Fund:



         NAME AND ADDRESS                             PERCENTAGE OF
         OF OWNER                                        BOND FUND*
  -----------------------------------------------------------------


         Anthony Brindisi                             5.5%
         417 Holiday Harbour
         Canandaigua, New York 11424

--------------

* Figures shown represent percentage of shares owned both of record and beneficially by the persons indicated.


         As of April 16, 2000, the Trustees, Advisory Trustees and officers of The Canandaigua Funds as a group did not own more than 5% of the outstanding shares of either Fund, either beneficially or of record.



                             INDEPENDENT ACCOUNTANTS


         Eldredge, Fox & Porretti, LLP, 25 North Street, Canandaigua, New York 14424, independent public accountants, have been selected to examine the annual financial statements of The Canandaigua Funds and render a report thereon.

                              FINANCIAL STATEMENTS


         The financial statements of the Equity Fund and the Bond Fund for the year ended December 31, 2000 are incorporated herein by reference to the Fund's Annual Report, filed electronically with the SEC on February 28, 2001. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors' reports.

THE CANANDAIGUA FUNDS


* EQUITY PORTFOLIO
* BOND PORTFOLIO





ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2000









THE EQUITY PORTFOLIO SEEKS LONG TERM GROWTH OF ASSET VALUES THROUGH CAPITAL APPRECIATION AND DIVIDEND INCOME.

THE BOND PORTFOLIO SEEKS TO EARN A HIGH LEVEL OF CURRENT INCOME WITH CONSIDERATION ALSO GIVEN TO SAFETY OF PRINCIPAL.


                              THE CANANDAIGUA FUNDS

SUPERVISORY COMMITTEE:
----------------------

Robert J. Craugh, Canandaigua, New York                       Robert N. Coe, Bloomfield, New York
Retired, former Senior Vice President - Operations            Secretary and Treasurer,
The Canandaigua National Bank and Trust Company               The Canandaigua Insurance Group
                                                              (Independent insurance agency)
Donald C. Greenhouse, Canandaigua, New York
President and Owner, Seneca Point Associates, Inc.            James W. Doran, Canandaigua, New York
(Business and consulting firm)                                President, FFTH Properties and FFT Senior
                                                              Communities, Inc.

William Rayburn, Canandaigua, New York
Retired, former President, Chairman & CEO                     (Real Estate Management)
Snap On Tools

OFFICERS:
---------

Robert J. Craugh, Chairman
Donald C. Greenhouse, Secretary & Treasurer

OFFICES OF THE CANANDAIGUA FUNDS:                             TRANSFER AGENT AND SHAREHOLDER
---------------------------------                             ------------------------------
SERVICING:
----------

72 South Main Street                                          American Data Services, Inc.
Canandaigua, New York  14424                                  P.O. Box 5536
The Canandaigua National Bank and Trust Company               Hauppauge, New York  11788-0132

INVESTMENT ADVISOR:                                           DISTRIBUTOR:
-------------------                                           ------------

The Canandaigua National Bank and Trust Company               AmeriMutual Funds Distributors, Inc.
72 South Main Street                                          c/o American Data Services, Inc.
Canandaigua, New York  14424                                        P.O. Box 5536
Gregory S. MacKay, Senior Vice President                      Hauppauge, New York  11788-0132
Jay J. Bachstein, Assistant Vice President

CUSTODIAN OF ASSETS:                 LEGAL COUNSEL:                     INDEPENDENT AUDITORS:
--------------------                 --------------                     ---------------------

The Northern Trust Company Stephen   H. Waite, Esq.                     Eldredge, Fox & Porretti, LLP
50 South La Salle Street             Maureen E. Mulholland, Esq.        25 North Street
Chicago, Illinois  60675             Underberg & Kessler                Canandaigua, New York  14424
                                     1800 Chase Square
                                     Rochester, New York  14604


Dear Shareholder:

THE EQUITY FUND
---------------

The Equity Fund was up 5.12% for the year ended December 31, 2000, compared with a decline for the S&P 500 of 9.10% and a decline in the Lipper Large Cap Core category of a 8.90%. Since inception, September 9, 1992, the fund has had an average annual return of 15.04%.

I am pleased to tell you the fund finished the year ranked #8 for Total Return in its Lipper Category, the fourth consecutive quarter it has ranked in the top
10. For the quarter ended September 30, 2000, the fund finished #1 in its category.

Strong performers in the Equity Fund for 2000 came from many sectors. Top performers were led by Paychex, the provider of payroll processing, human resource and benefit outsourcing for small to medium-size businesses which was up more than 84%. Other strong performers were Merrill Lynch, Quaker Oats, Sanmina and CVS.

THE BOND FUND
-------------

The bond fund returned 9.82% for 2000 compared to the Lehman Brothers Aggregate Bond Index increase of 11.63%, and the median peer-group increase of 9.32%. This increase was due in part to the anticipated lowering of rates by the Federal Reserve during the second half of the year. When the Fed lowers rates, fixed-income instruments tend to rise in value.

OVERVIEW OF 2000
----------------

Overall, the year 2000 was not kind to equity investors. The three major equity indexes finished in negative territory for the year. The S&P 500 was down 10.1%, NASDAQ was down 39.3% and the Dow Jones Industrial Average was down 6.2%. The top three performing sectors were Utilities (+54%), Health Care (+34%) and Financials (+24%). On the down side, the technology and communications sectors were off roughly 40%.

While the S&P 500 as a whole ended the year in negative territory, not all its stocks were down. Actually, more than half of the S&P 500 stocks (273) finished the year up. Of the remaining, 220 were down and 7 unchanged.

The Federal Reserve again raised rates three times during 2000 as was done in 1999. A total increase of 75 basis points raised the Fed Funds Rate to 6.25% during the year. By the end of 2000, the Fed actions of the past two years appeared to have a slowing effect on the economy as well as the stock market.

OVERVIEW FOR 2001
-----------------

Our long-term outlook continues to remain positive for investors. We anticipate that the first half of 2001 will be one of volatility in the equity markets, but with a bias towards the upside. More and more investors will focus on earnings and may be hesitant to buy on dips in hopes of making a big score within a few days or weeks. As we stated at this time last year, the focus will be on earnings. We will continue to look for companies that have reasonable valuations and strong growth opportunities going forward. Even though the technology sector was hit hardest in 2000, we continue to feel that a long-term outlook in this sector will pay off for investors. We will remain invested in technology, though at reduced weightings with the anticipation of increasing the weighting as the economic picture and earnings become more in focus as the year moves on.

So, at what point during 2001 will the market recover and experience growth levels recorded pre-2000? While we do anticipate a positive return for the equity markets, we do not anticipate to see returns in the 20% to 30% ranges. May we suggest a method to take advantage of the current volatility and the future growth we anticipate. This suggestion may be implemented by using dollar cost averaging.

On the fixed-income side of the equation, we believe that the Federal Reserve will continue to fight off the stagnating economy and cut rates further than the cut made during the first week of January.

When on the internet please look up the Equity Fund, the fund's NASDAQ symbol is CEQTX.

Sincerely,

/s/ Jay J. Bachstein
Jay J. Bachstein
Fund Manager
Assistant Vice President
The Canandaigua National Bank and Trust Co.

                                   BOND FUND
                     HOW $10,000 HAS GROWN SINCE INCEPTION

[GRAPH DELETED HERE]
GRAPH DEPICTS THE COMPARISON OF A $10,000 FROM SEPTEMBER 1992 THORUGH DECEMBER 2000 OF THE CANANDAIGUA EQUITY FUND, WIESENBERGER: GENL BOND - INV GRADE - MF AND THE LEHMAN BROTHERS INTERM GOVT/CORP.


CANANDAIGUA BOND FUND
---------------------
AVERAGE ANNUAL TOTAL RETURN
ONE YEAR                      9.82%
FIVE YEARS                    5.54%
SINCE INCEPTION               5.57%


WEISENBERGER: CORP - INV GRADE - MF is an equally weighted index of mutual funds within the stated investment category. The funds represented by this index involve investment risks which may include the loss of principal invested. This index represents the component funds at closing net asset value and includes all annual asset-based fees and expenses charged to those funds, including management and 12b-1 fees.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE is an index based on all publicly issued intermediate government and corporate debt securities. Average maturity of 4-5 years. This index represents asset types which are subject to risk, including loss of principal.

Past performance is not indicative of future results. Shares of the CANANDAIGUA BOND FUND are not deposits or obligations of, or guaranteed or endorsed by, The Canandaigua National Bank and Trust Company, and the shares are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. Principal is subject to risk in the investment marketplace. Investment returns and principal value of an investment may fluctuate. Purchases of shares should only occur after you have read the current prospectus. A current prospectus and application may be obtained by writing the Investment Department at The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, New York 14424, or by calling 1-800-724-2621 extension 0600.

                                  EQUITY FUND
                     HOW $10,000 HAS GROWN SINCE INCEPTION

GRAPH DEPICTS THE COMPARISON OF A $10,000 FROM SEPTEMBER 1992 THORUGH DECEMBER 2000 OF THE CANANDAIGUA EQUITY FUND, WIESENBERGER: GROWTH-DOMESTIC - MF AND THE S & P 500 COMPOSITE.

CANANDAIGUA EQUITY FUND
-----------------------
AVERAGE ANNUAL TOTAL RETURN
ONE YEAR                     5.12%
FIVE YEARS                          17.66%
SINCE INCEPTION                     15.04%

WEISENBERGER: GROWTH - DOMESTIC - MF is an equally weighted index of mutual funds within the stated investment category. The funds represented by this index involve investment risks which may include the loss of principal invested. This index represents the component funds at closing net asset value and includes all annual asset-based fees and expenses charged to those funds, including management and 12b-1 fees.

S&P 500 COMPOSITE is a market capitalization weighted price index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-The -Counter market. The value of the index varies with the aggregate value of the common equity of each of the 500 companies. The stocks represented by this index involve investment risks which may include loss of principal invested.

Past performance is not indicative of future results. Shares of the CANANDAIGUA EQUITY FUND are not deposits or obligations of, or guaranteed or endorsed by, The Canandaigua National Bank and Trust Company, and the shares are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. Principal is subject to risk in the investment marketplace. Investment returns and principal value of an investment may fluctuate. Purchase of shares should only occur after you have read the current prospectus. A current prospectus and application may be obtained by writing the Investment Department at The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, New York 14424, or by calling 1-800-724-2621 extension 0600.

                              THE CANANDAIGUA FUNDS

                           FINANCIAL STATEMENTS AS OF
                           --------------------------

                                DECEMBER 31, 2000
                                -----------------

                                  TOGETHER WITH
                                  -------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

                              THE CANANDAIGUA FUNDS
                              ---------------------

                           FINANCIAL STATEMENTS AS OF
                                DECEMBER 31, 2000


                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----

Report of Independent Public Accountants                                   1

Statement of Assets and Liabilities as of December 31, 2000                2

Statement of Operations for the Year Ended                                 3
   December 31, 2000

Statements of Changes in Net Assets for the Years Ended                    4
   December 31, 2000       and 1999

Schedule of Fund Investments as of December 31, 2000:
   - Bond Fund                                                             6
   - Equity Fund                                                           9

Notes to Financial Statements                                             12

Selected Per-Share Data and Ratios/Supplemental Data:
   - Bond Fund                                                            17
   - Equity Fund                                                          18

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------


To the Board of Directors and Shareholders of The Canandaigua Funds


We have audited the accompanying statement of assets and liabilities, including the schedule of fund investments, of The Canandaigua Funds (The Fund - comprised of the Bond and Equity Funds), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999 and the selected per-share data and ratios/supplemental data for the years ended December 31, 2000, 1999, 1998, 1997, and 1996. These financial statements and per-share data and ratios/supplemental data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios/supplemental data referred to above present fairly, in all material respects, the financial position of each of the respective funds of The Canandaigua Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for the years ended December 31, 2000 and 1999, and the selected per-share data and ratios/supplemental data for the years ended December 31, 2000, 1999, 1998, 1997, and 1996, in conformity with generally accepted accounting principles.


Canandaigua, New York
February 14, 2001






                          ELDREDGE, FOX & PORRETTI, LLP
               CERTIFIED PUBLIC ACCOUNTANTS - BUSINESS CONSULTANTS
--------------------------------------------------------------------------------
             135 CORPORATE WOODS - SUITE 300 - ROCHESTER, NY 14623
                  716/427-8900 - FAX 427-8947 25 NORTH STREET -
               CANANDAIGUA, NY 14424 - 716/398-2880 - FAX 394-7513


                              THE CANANDAIGUA FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                           FUND
                                                                    BOND          EQUITY
                                                                    ----          ------
ASSETS

INVESTMENT SECURITIES AT MARKET
(Bond Fund cost- $1,030,647; Equity Fund
 cost- $31,206,438)                                            $  1,034,320    $ 38,919,512
                                                               ------------    ------------

CASH AND CASH EQUIVALENTS                                            93,428       1,347,483
                                                               ------------    ------------

RECEIVABLES FOR:
   Sales of fund's shares                                            14,819          28,023
   Dividends and accrued interest                                    18,585          20,117
                                                               ------------    ------------

         Total receivables                                           33,404          48,140
                                                               ------------    ------------

PREPAID EXPENSES                                                        848           8,330
                                                               ------------    ------------

         Total assets                                             1,162,000      40,323,465
                                                               ------------    ------------


LIABILITIES

PAYABLES FOR:
   Repurchases of fund's shares                                        --            56,120
   Auditing fees                                                        574          18,126
   Administration fees                                                 --             4,509
   Fund accounting fees                                                --             1,861
   Transfer agent fees                                                 --               934
   Custody fees                                                         235             198
   Taxes                                                                749             634
   Investment advisory fees                                            --            32,976
                                                               ------------    ------------
         Total liabilities                                            1,558         115,358
                                                               ------------    ------------


NET ASSETS AT DECEMBER 31, 2000: (equivalent                   $  1,160,442    $ 40,208,107
                                                               ============    ============
$13.67 per share for Bond
Fund and $27.01 per share
for Equity Fund, based on 84,877 shares and 1,488,901
shares outstanding for Bond and Equity shares, respectively)

NET ASSETS CONSIST OF:
   Capital stock                                               $  1,160,804    $ 33,255,154
   Undistributed net investment income                                1,075            --
   Accumulated net realized loss on investments                      (5,110)       (760,121)
   Net unrealized appreciation on investments                         3,673       7,713,074
                                                               ------------    ------------
NET ASSETS                                                     $  1,160,442    $ 40,208,107
                                                               ============    ============



The accompanying notes are an integral part of these financial statemetns.


                              THE CANANDAIGUA FUNDS
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     FUND
                                                              BOND          EQUITY
                                                              ----          ------
INVESTMENT INCOME:

   Interest income                                         $  66,274    $    56,332
   Dividend income                                              --          213,442
                                                           ---------    -----------

         Total investment income                              66,274        269,774
                                                           ---------    -----------

EXPENSES:

   Investment management fees                                 10,660        414,289
   Administration fees                                        18,657         49,476
   Fund accounting fees                                       10,435         21,365
   Transfer agency fees                                       11,741         13,062
   Custodial fees                                              2,773          3,112
   Auditing fees                                                 879         36,283
   Professional fees                                             514         16,599
   Registration and filing fees                                  411          3,611
   Insurance expense                                             571         11,632
   Tax expense                                                 1,128          1,168
                                                           ---------    -----------

         Total expenses                                       57,769        570,597
         Less: reimbursed expenses                           (52,917)       (23,243)
                                                           ---------    -----------
         Net expenses                                          4,852        547,354
                                                           ---------    -----------

         Net investment income (loss)                         61,422       (277,580)
                                                           ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

   Net realized gain (loss) from investment transactions      (5,240)       692,060
   Net change in unrealized appreciation of investments       48,846      1,169,399
                                                           ---------    -----------

         Net realized and unrealized gain on investments      43,606      1,861,459
                                                           ---------    -----------


NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $ 105,028    $ 1,583,879
                                                           =========    ===========


The accompanying notes are an integral part of these financial statements.



                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                FUND
                                                                         BOND          EQUITY
                                                                         ----          ------
FOR THE YEAR ENDED DECEMBER 31, 2000 -

OPERATIONS:

   Net investment income (loss)                                     $    61,422    $   (277,580)
   Net realized gain (loss) on investments                               (5,240)        692,060
   Net change in unrealized appreciation on investments                  48,846       1,169,399
                                                                    ------------    --------------
         Net increase in net assets resulting
          from operations                                               105,028       1,583,879
                                                                    ------------    --------------

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:

   Dividends from net investment income                                 (60,347)           --
   Distributions from net realized gain on investments                     --        (1,561,292)
                                                                    ------------    --------------
         Total dividends and distributions                              (60,347)     (1,561,292)
                                                                    ------------    --------------

FUND SHARE TRANSACTIONS:

   Proceeds from shares sold (19,000 and 203,800 shares in the
     Bond and Equity funds, respectively)                               252,531       6,095,173
   Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments (4,549 and 56,780 shares in the Bond and Equity
      funds, respectively)                                               60,347       1,560,887
   Cost of shares repurchased (21,756 and 90,727 shares in the
      Bond and Equity funds, respectively)                             (290,094)     (2,707,281)
                                                                    ------------    --------------
         Net increase in net assets resulting from fund
                share transactions                                       22,784       4,948,779
                                                                    ------------    --------------

TOTAL INCREASE IN NET ASSETS                                             67,465       4,971,366

NET ASSETS - beginning of year                                        1,092,977      35,236,741
                                                                    ------------    --------------

NET ASSETS - end of year                                            $ 1,160,442    $ 40,208,107
                                                                    ============    ==============

Undistributed net investment income                                 $     1,075    $
                                                                     ==========    ===============






   The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                   (CONTINUED)

                                                                              FUND
                                                                      BOND           EQUITY
                                                                      ----           ------

FOR THE YEAR ENDED DECEMBER 31, 1999 -

OPERATIONS:

   Net investment income (loss)                                    $    61,134    $   (219,888)
   Net realized gain on investments                                        126       6,140,284
   Net change in unrealized appreciation (depreciation)
       on investments                                                  (79,874)      2,586,807
                                                                   -----------    ------------

         Net increase (decrease) in net assets resulting
         from operations                                               (18,614)      8,507,203
                                                                   -----------    ------------

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:

   Dividends from net investment income                                (61,968)           --
   Distributions from net realized gain on investments                    --        (4,316,236)
                                                                   -----------    ------------

         Total dividends and distributions                             (61,968)     (4,316,236)
                                                                   -----------    ------------

FUND SHARE TRANSACTIONS:

   Proceeds from shares sold (26,134 and 217,563 shares in the
      Bond and Equity funds, respectively)                             360,576       5,663,126
   Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments (4,585 and 163,010 shares in the Bond and
      Equity funds, respectively)                                       61,968       4,314,875
   Cost of shares repurchased (15,324 and 95,395 shares in the
      Bond and Equity funds, respectively)                            (206,049)     (2,500,268)
                                                                   -----------    ------------

         Net increase in net assets resulting from fund
                share transactions                                     216,495       7,477,733
                                                                   -----------    ------------

TOTAL INCREASE IN NET ASSETS                                           135,913      11,668,700

NET ASSETS - beginning of year                                         957,064      23,568,041
                                                                   -----------    ------------

NET ASSETS - end of year                                           $ 1,092,977    $ 35,236,741
                                                                   ===========    ============

Undistributed net investment income                                $      --      $       --
                                                                   ===========    ============



   The accompanying notes are an integral part of these financial statements.


                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                               DECEMBER 31, 2000

      PAR
     VALUE                                                                   COST            MARKET VALUE
----------------                                                       ---------------     ------------------


INVESTMENT SECURITIES:

U.S. GOVERNMENT NOTES & BONDS - 38.67%
        $30,000 US Treasury Note, 5.500%, December 31, 2000                 $ 30,000               $ 30,000
         25,000 US Treasury Note, 5.250%, January 31, 2001                    24,976                 24,987
         30,000 US Treasury Note, 6.375%, March 31, 2001                      29,989                 30,039
         25,000 US Treasury Note, 5.500%, February 28, 2003                   24,870                 25,186
         25,000 US Treasury Note, 5.750%, April 30, 2003                      24,966                 25,331
         25,000 US Treasury Note, 5.875%, February 15, 2004                   26,109                 25,520
         50,000 US Treasury Bond, 5.875%, November 15, 2005                   49,989                 51,712
         25,000 US Treasury Note, 5.625%, February 15, 2006                   24,962                 25,595
         30,000 US Treasury Note, 7.000%, July 15, 2006                       30,045                 32,661
         35,000 US Treasury Note, 6.125%, August 15, 2007                     35,317                 36,857
         40,000 US Treasury Note, 5.500%, February 15, 2008                   39,804                 40,780
         50,000 US Treasury Note, 5.625%, May 15, 2008                        50,823                 51,374
         50,000 US Treasury Note, 4.750%, November 15, 2008                   48,462                 48,650
                                                                     ----------------     ------------------

                Total U.S. Government Notes & Bonds         38.67%           440,312                448,692
                                                           --------  ----------------     ------------------


CORPORATE BONDS  50.46%

CAPITAL EQUIPMENT - 2.08%
MACHINERY CONSTRUCTION AND MINING
         25,000 Caterpillar Corp., Inc., 6.000%, May 1, 2007                  24,019                 24,171
                                                                            --------     ------------------

CONSUMER GOODS - 14.19%
BEVERAGE & TOBACCO
------------------
         25,000 Anheuser Busch, 6.750%, November 1, 2006                      25,122                 25,540
         20,000 Coca-Cola Company, 6.000%, July 15, 2003                      19,973                 19,909
                                                                             --------     ------------------

                                                                              45,095                 45,449
                                                                             --------     ------------------

PAPER
-----
         25,000 International Paper Company, 7.625%, August 1, 2004           26,328                 25,618
                                                                             --------     ------------------


RETAIL TRADING
--------------
         25,000 Sears Roebuck & Company, 6.250%, January 15, 2004             24,008                 24,817
         20,000 Wal-Mart Company, 6.375%, March 1, 2003                       20,635                 20,215
                                                                             --------     ------------------

                                                                              44,643                 45,032
                                                                             --------     ------------------

The accompanying notes are an integral part of these financial statements.


                                       6



      PAR
     VALUE                                                                     COST            MARKET VALUE
----------------                                                            ------------     ----------------

CONSUMER GOODS (continued) -

MULTIMEDIA
----------
        $25,000 Walt Disney & Co. 5.800%, October 27, 2008                  $ 23,405               $ 24,185

SPECIALTY CHEMICALS
-------------------
         25,000 Eastman Chemical Company, 6.375%, January 15, 2004            25,106                 24,385
                                                                            ----------     ------------------

FINANCE - 21.88%
BANKING
-------
         30,000 Citicorp, 6.750%, August 15, 2005                             30,701                 30,289
         25,000 Commercial Credit Group, 6.375%, September 15, 2002           24,671                 25,114
         25,000 Morgan JP & Co., 6.000%, January 15, 2009                     24,693                 23,328
         20,000 US Bancorp, 8.125%, May 15, 2002                              20,211                 20,505
                                                                            ----------     ------------------

                                                                             100,276                 99,236
                                                                            ----------     ------------------

FINANCIAL SERVICES
------------------
         20,000 General Electric Capital Corp. 5.500%, November 1, 2001       19,973                 19,885
         12,000 Homeside Lending NA, 6.875%, June 30, 2002                    11,704                 12,082
         20,000 Household Finance Co, 6.700%, June 15 2002                    19,896                 20,121
         25,000 John Deere Capital Corp., 6.000%, February 15, 2009           24,506                 23,521
         30,000 Merrill Lynch & Co., Inc., 6.250%, October 15, 2008           29,717                 28,939
         30,000 Morgan Stanley Dean Witter & Co., 5.750%, February 15, 2001   30,025                 29,972
         20,000 Salomon Inc., 6.750%, August 15, 2003                         19,931                 20,182
                                                                            ---------     ------------------

                                                                             155,752                154,702
                                                                            ---------     ------------------


SERVICES - 12.31%
HOTELS AND MOTELS
-----------------
         25,000 Marriott Corp., 6.750%, December 15, 2003                     25,013                 25,004
                                                                            ---------     ------------------


INDUSTRIAL
----------
         25,000 General Motors Corp., 6.250%, May 1, 2005                     25,964                 24,518
         25,000 IBM Corp., 5.375%, February 1, 2009                           24,951                 23,200
                                                                            ---------     ------------------

                                                                              50,915                 47,718
                                                                            ---------     ------------------


The accompanying notes are an integral part of these financial statements.


                                       7








      PAR
     VALUE                                                                    COST            MARKET VALUE
----------------                                                            ----------     ----------------

TELECOMMUNICATIONS
------------------
        $20,000 AT&T Corporate, 6.60%, May 15, 2005                         $ 19,332               $ 19,778
         20,000 Pacific Bell, 6.250%, March 1, 2005                           19,678                 19,978
         30,000 LCI, 7.250%, June 15, 2007                                    30,773                 30,372
                                                                           ----------     -----------------

                                                                              69,783                 70,128
                                                                           ----------     -----------------

                Total Corporate Bonds                        50.46%          590,335                585,628
                                                            ----------   ------------     -----------------


TOTAL INVESTMENT SECURITIES                                  89.13%        1,030,647              1,034,320
                                                            ----------

CASH AND CASH EQUIVALENTS

         93,428 Canandaigua National Bank Collective
                  Fixed Income                                8.05%           93,428                 93,428
                                                            ----------   ------------     -----------------

TOTAL INVESTMENTS                                             97.18%       1,124,075              1,127,748
                                                                         ============     ------------------


OTHER ASSETS LESS LIABILITIES                                  2.82%                             32,694
                                                            ----------                    ------------------

NET ASSETS                                                   100.00%                           $ 1,160,442
                                                            ==========                    ==================


The accompanying notes are an integral part of these financial statements.


                             THE CANANDAIGUA FUNDS
                            CANANDAIGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                               DECEMBER 31, 2000





 SHARES                                                                         COST           MARKET VALUE
-----------------                                                        ------------------ -------------------

 INVESTMENT SECURITIES:

                 COMMON STOCKS - 96.80%

                 AIRCRAFT                                       0.82%
       5,000     Boeing Co.                                                    $ 349,814           $ 330,000
                                                                       ------------------ -------------------

                 AUTOMATED PROCESSING                           3.72%
      30,750     Paychex Inc.                                                    570,007           1,495,219
                                                                       ------------------ -------------------

                  BANKS                                         4.08%
      10,000     Bank One Corp.                                                  314,770             366,250
      12,000     Chase Manhattan Corp.                                           569,580             545,250
      13,000     Wells Fargo Co. *                                               482,320             723,937
                                                                       ------------------ -------------------
                                                                       ------------------ -------------------
                                                                               1,366,670           1,635,437
                                                                       ------------------ -------------------

                 COMMUNICATIONS EQUIPMENT                       4.07%
       3,000     Ciena Corporation *                                             195,538             244,125
      26,400     Corning Inc.                                                  1,590,923           1,394,250
                                                                       ------------------ -------------------
                                                                               1,786,461           1,638,375
                                                                       ------------------ -------------------

                 COMPUTERS HARDWARE                             0.97%
      14,000     Sun Microsystems Inc. *                                         320,574             390,250
                                                                       ------------------ -------------------

                 CONGLOMERATES                                  6.00%
       7,500     General Electric Co.                                            294,794             359,531
      37,000     Tyco International Ltd.                                       1,227,993           2,053,500
                                                                       ------------------ -------------------
                                                                       ------------------ -------------------
                                                                               1,522,787           2,413,031
                                                                       ------------------ -------------------

                 DRUGS                                         13.78%
      20,000     American Home Products Corp.                                    871,416           1,271,000
      25,000     Elan Corp PLC-Spons ADR **                                      830,998           1,170,313
       6,000     Johnson & Johnson                                               582,715             630,375
       5,000     Lilly & Co.                                                     463,059             465,313
      17,000     Merck & Co Inc.                                               1,260,733           1,591,625
       9,000     Pfizer Inc.                                                     391,559             414,000
                                                                       ------------------ -------------------
                                                                               4,400,479           5,542,625
                                                                       ------------------ -------------------

                 ELECTRONICS                                   10.62%
      10,000     Applied Micro Circuits Corp. *                                  594,936             750,469
       4,000     PMC - Sierra Inc. *                                             454,446             314,500
      25,000     Sanmina Corp. *                                               1,666,573           1,915,625
      38,000     Solectron Corp. *                                             1,346,654           1,288,200
                                                                       ------------------ -------------------
                                                                                          -------------------
                                                                               4,062,610           4,268,794
                                                                       ------------------ -------------------

 * Non-Income producing securities.
 **ADR - American Depository Receipts



 The accompanying notes are an integral part of these financial statements.



 SHARES                                                                        COST           MARKET VALUE
-----------------                                                      ----------------- -------------------
                 COMMON STOCKS - (CONTINUED)

                 E-MARKETING                                    0.80%
      6,000      Ephiphany Inc. *                                              $ 347,585           $ 323,625
                                                                       ------------------ -------------------

                 FINANCIAL                                      8.20%
     15,000      Goldman Sachs Group, Inc.                                     1,190,681           1,604,063
      6,000      Household International, Inc.                                   293,890             330,000
     20,000      Merrill Lynch & Co., Inc.                                       823,950           1,363,750
                                                                       ------------------ -------------------
                                                                               2,308,521           3,297,813
                                                                       ------------------ -------------------

                 FOOD PROCESSING                                4.20%
     20,000      ConAgra, Inc.                                                   348,058             520,000
     12,000      The Quaker Oats Co.                                             749,823           1,168,500
                                                                       ------------------ -------------------
                                                                               1,097,881           1,688,500
                                                                       ------------------ -------------------

                 FOOD - RETAIL                                  0.77%
      5,000      Safeway, Inc. *                                                 289,895             312,500
                                                                       ------------------ -------------------

                 HEALTHCARE FACILITIES                          1.29%
     25,000      Health Management Association *                                 302,365             518,750
                                                                       ------------------ -------------------

                 INSURANCE                                      1.23%
      5,000      AIG International                                               499,040             492,813
                                                                       ------------------ -------------------

                 MEDICAL INSTRUMENTS                            0.46%
      3,000      Millennium Pharmaceuticals Inc. *                               153,583             185,625
                                                                       ------------------ -------------------

                 OIL AND GAS OPERATIONS                         4.66%
      9,000      Apache Corp.                                                    535,940             630,563
     18,000      Noble Affiliates, Inc.                                          533,240             828,000
      9,000      Transocean Sedco Forex, Inc.                                    476,210             414,000
                                                                       ------------------ -------------------
                                                                       ------------------ -------------------
                                                                               1,545,390           1,872,563
                                                                       ------------------ -------------------

                 RETAIL                                         3.94%
     25,000      CVS Corp.                                                       853,185           1,498,438
      2,000      Walgreen Co.                                                     80,720              83,625
                                                                       ------------------ -------------------
                                                                                 933,905           1,582,063
                                                                       ------------------ -------------------




 * Non-Income producing securities.


 The accompanying notes are an integral part of these financial statements.




 Shares                                                                         COST           MARKET VALUE
-----------------                                                      ------------------ -------------------
                 COMMON STOCKS - (Continued)

                 SEMICONDUCTOR                                  4.93%
     3,000       Analog Devices *                                              $ 157,820           $ 153,563
     4,000       Broadcom Corp. (Class A) *                                      397,978             338,000
     8,000       Credence Systems Corp. *                                        147,445             184,000
     6,000       Maxim Integrated Products *                                     427,578             286,875
     3,000       Texas Instruments Inc.                                          150,320             142,125
    19,000       Xilinx, Inc. *                                                1,289,747             876,375
                                                                       ------------------ -------------------
                                                                               2,570,887           1,980,938
                                                                       ------------------ -------------------

                 SOFTWARE AND PROGRAMMING                       1.55%
     5,000       Agile Software Corp. *                                          321,770             246,875
    13,000       Oracle Corp.*                                                   361,529             377,813
                                                                       ------------------ -------------------
                                                                                 683,299             624,688
                                                                       ------------------ -------------------

                 SPECIALTY FINANCE                              6.28%
    21,500       Capital One Financial Corp.                                     777,246           1,414,969
    30,000       MBNA Corp.                                                      724,290           1,108,125
                                                                       ------------------ -------------------
                                                                               1,501,536           2,523,094
                                                                       ------------------ -------------------

                 TELECOMMUNICATIONS                             1.53%
    15,000       Qwest Communications Inc. *                                     379,046             615,000
                                                                       ------------------ -------------------


                 UTILITIES                                     12.90%
    28,000       AES Corp.*                                                    1,076,260           1,550,500
    16,000       CMS Energy Corp.                                                388,910             507,000
    34,000       Capline Corp.*                                                1,272,970           1,532,125
    12,500       Enron Corp.                                                     915,549           1,039,063
    14,000       Williams Companies Inc.                                         560,418             559,125
                                                                       ------------------ -------------------
                                                                               4,214,106           5,187,813
                                                                       ------------------ -------------------

 TOTAL COMMON STOCKS                                           96.80%         31,206,438          38,919,512
                                                                       ------------------ -------------------

 CASH AND CASH EQUIVALENTS

  1,347,483     Canandaigua National Bank Collective
                   Fixed Income                                 3.35%          1,347,483           1,347,483
                                                           ----------- ------------------ -------------------


 TOTAL INVESTMENTS                                            100.15%       $ 32,553,921          40,266,995
                                                                       ==================

 LIABILITIES LESS OTHER ASSETS                                 -0.15%                                (58,888)
                                                           -----------                    -------------------

 NET ASSETS                                                   100.00%                           $ 40,208,107
                                                           ===========                    ===================



 * Non-Income producing securities.

 The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000



(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         ORGANIZATION -

         The Canandaigua Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund offers two no-load mutual funds: the Canandaigua Equity Fund ("Equity Fund"), which seeks long term growth of asset values through capital appreciation and dividend income, and the Canandaigua Bond Fund ("Bond Fund"), which seeks to earn a high level of current income with consideration also given to safety of principal.

         USE OF ESTIMATES -

         The financial statements have been prepared in conformity with generally accepted accounting principles and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.


         CASH AND CASH EQUIVALENTS -

         Interest bearing cash accounts are considered cash equivalents.

         VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION -

         Equity securities are valued at the last sales price on the exchange or the over-the-counter market on which such securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market. Under this method of evaluation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value of the 61st day prior to maturity. Thereafter, the Fund assumes a constant proportionate amortization value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the securities. Securities for which market quotations are not readily available are valued as determined in good faith by and under the direction of the Supervisory Committee of the Fund.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


 (1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
         ------------------------------------------

         VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION (continued)

         The fair value of receivables for sale of investments and payables for purchases of investments are based on fair values as of the date of sale or purchase of the investment security.

         The estimated fair value of individual investment securities held at December 31, 2000 are disclosed in the accompanying Schedule of Fund Investments.

         Investment security transactions are recorded no later than the first business day after the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date.

         Realized gains and losses on sales of securities are calculated on the identified cost basis.

         Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid at least annually. For the year ended December 31, 2000, $60,347 and $1,561,292 of dividends were declared and distributed to shareholders of the Bond Fund and Equity Fund, respectively.

         VALUATION OF SHARES -

         The Declaration of Trust provides that the Fund may issue an unlimited number of shares of beneficial interest without par value. Currently, the Fund is offering shares in a Bond Fund and an Equity Fund. The shares are voting, non-assessable and have no preemptive rights or preferences as to conversion, exchange, dividends or retirement. The net asset value per share of each fund is determined by dividing the total value of the fund's net assets by the number of outstanding shares of the fund. The net asset values per share in the accompanying financial statements are calculated in consideration of all purchases and sales transacted during the period. Share purchases are recorded when an investor's request for a share purchase is accepted and share distributions are recorded when an investor's request for distribution is received.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
         ------------------------------------------

         VALUATION OF SHARES (continued) -

         Accordingly, any accepted share purchase obligations for which cash has not yet been received are reflected as a receivable for sale of fund's shares and any approved distribution requests for which cash has not yet been disbursed are reflected as a payable for repurchases of fund's shares in the accompanying statement of assets and liabilities.

         INCOME TAXES -

         The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund.


(2)      AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES
         ------------------------------------------------

         The Canandaigua National Bank and Trust Company (the Company) is the investment advisor and sponsor of the Fund. The individual portfolio managers of the Fund are also officers of the Company. Subject to the direction of the Supervisory Committee of the Fund, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and affairs of the Fund. The Fund has entered into an Investment Management Agreement with the Company. Under the terms of the agreement, the Company will manage the investment of the assets of each fund in conformity with the stated objectives and policies of that fund. For these services, the Fund will pay investment management fees to the Company, payable monthly, at the annual rate of 1% of average net assets of each fund.

         Since April 1994, the Supervisory Committee has authorized a temporary reduction of the management fee and, since July 9, 1997, authorized a temporary suspension of the entire management fee paid by the Bond Fund. For the year ended December 31, 2000, the management fees waived by the Company amounted to $10,660.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


(2)      AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES (continued)
         ------------------------------------------------------------

         Under separate agreements, American Data Service, Inc. ("ADS") serves as Transfer Agent, Fund Accounting Agent and Administrator. In November of 2000, the Fund signed three-year extensions to these agreements, under similar terms and conditions. As Transfer Agent, ADS provides recordkeeping services, including maintenance of all Fund share ownership. In its capacity as Fund Accounting Agent and Administrator, ADS determines, for each fund, its daily net asset value per share, calculates all dividend and capital gain distributions, maintains the Fund's corporate books and performs any other service required by the Fund.

         In November 2000, the Company also entered into a three year ninety day cancelable distributor agreement with AmeriMutual Funds Distributors, Inc. to act as the principal underwriter and distributor of the Fund's shares. The fees for these services are paid by the Company for the Bond Fund and Equity Fund.

         Fees with AmeriMutual Funds Distributors, Inc. are subject to annual increases based on a defined increase in the Consumer Price Index for the Northeast region.

         The Northern Trust Company acts as a custodian of the assets of the Fund. Custodial fees paid by the Fund are based on an agreed fee schedule for asset holdings and transactions.

         During fiscal 2000, the Fund obtained a professional liability insurance policy for $12,410 from an insurance agency in which a director of the Fund has an ownership interest.

         The Company has historically assumed expenses for the Bond Fund, other than custodial, auditing, insurance and taxes, for the administration of the fund. The Equity Fund pays its operating expenses other than professional legal, Board of Trustee and administrative auditing fees and expenses for board and committee meetings attendance, which fees, are assumed by the Company. During fiscal 2000, the Company assumed approximately $11,000 in legal fees, $5,700 in Board of Trustee fees and $5,600 in auditing fees.

         The Company will reimburse the Fund for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Fund's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Fund imposed by the securities laws of any state in which the shares of the Fund are sold.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(3)      PURCHASES AND SALES OF SECURITIES
         ---------------------------------

         During the year ended December 31, 2000, purchases and sales of investment securities, excluding cash and cash equivalents, amounted to the following:


                                                   FUND
                                         -----------------------------

                                            BOND         EQUITY
                                            ----         ------
                  Purchases              $ 125,344     $59,374,056
                                         =========     ===========

                  Sales                  $ 201,305     $57,248,940
                                         =========     ===========


         Purchases and sales of government securities included in the Bond Fund amounts were $0 and $85,270, respectively. All other purchases in the Bond Fund and Equity Fund were of investment securities, excluding government securities. Transaction fees paid during the year ended December 31, 2000 to the Company and Northern Trust Company in the amount of approximately $4,620 and $3,780, respectively, were recorded as an adjustment to the basis of the related securities in the amount of approximately $8,150 in the Equity Fund and $250 in the Bond Fund.


(4)      UNREALIZED GAINS (LOSSES) ON INVESTMENTS
         ----------------------------------------

         As of December 31, 2000, gross unrealized gains (losses) on investments based on cost for Federal income taxes of $1,030,275 in the Bond Fund and $31,310,867 in the Equity Fund are as follows:

                                                      FUND
                                          --------------------------------

                                             BOND                EQUITY
                                             ----                ------

          Gross unrealized gains          $  13,465          $  8,858,938

          Gross unrealized losses           ( 9,792)           (1,250,293)
                                          -----------        -------------

               Net unrealized gain        $   3,673          $  7,608,645
                                          ===========        =============

         The Equity Fund's book cost is higher than the cost for Federal Income tax purposes due to wash sales in the amount of $104,429 for the year ended December 31, 2000.


                              THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA




                                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            DEC 31, 2000   DEC. 31, 1999 DEC. 31, 1998 DEC. 31, 1997 DEC. 31, 1996
                                                           --------------  ------------- ------------- ------------- -------------



PER SHARE DATA:
 (For a share outstanding throughout
    each period)
          Net asset value, beginning of period .........   $      13.16  $      14.14    $    13.53   $   12.54    $   12.25
                                                          -------------  ------------    ----------   ----------    ----------



        INCOME (LOSS) FROM INVESTMENT OPERATIONS -
          Net investment income (loss) (a) .............           0.76          0.74          0.77        0.70         0.62
          Net realized and unrealized gains (losses)
                on investments .........................           0.49         (0.98)         0.45        0.29        (0.33)
                                                          -------------  ------------    ----------   -----------    --------


          Total income (loss) from investment operations           1.25         (0.24)         1.22        0.99         0.29
                                                          -------------  ------------    ----------   -----------    --------



LESS DISTRIBUTIONS (B)
           Dividends from net investment income ........          (0.74)        (0.74)        (0.61)
           Distributions from net realized gains .......                                    --          --           --
                                                          -------------  ------------    ----------   -----------    --------
           Total dividends and distributions ...........          (0.74)        (0.74)        (0.61)
                                                          -------------  ------------    ----------   -----------    --------

  Net Asset Value, end of period .......................   $      13.67  $      13.16    $    14.14  $    13.53    $    12.54
                                                           ============  ============    ==========  ==========    ========-=


           Total Return (c) ............................           9.82%        (1.71%)        9.05%       7.89%        2.37%
                                                           ============  ============    ==========  ========== =  =========


        RATIOS/SUPPLEMENTAL DATA:
           Net Assets, end of period (000 omitted) .....  $        1,16  $       1,09    $       957  $     666    $     501
           Ratio of  Net Expenses to Average
     Net Assets (a) ....................................           0.45%         0.38%         0.46%       0.77%        1.09%
           Ratio of Gross Expenses to Average
              Net Assets (a) ...........................           5.34%         5.51%         7.13%       3.19%        4.15%
  Ratio of Net Investment Income
              to Average Net Assets ....................           5.68%         5.41%         5.47%       5.38%        5.17%
           Portfolio Turnover Rate .....................          12.15%         4.67%         9.04%       8.44%       30.46%



(a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 2000. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.65, $.70, $.94, $.31, and $.37 for the years ended December 31, 2000, 1999, 1998, 1997, and 1996, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c)  Assumes reinvestment of dividends and capital gains distribution, if any.




The accompanying notes are an integral part of these financial statements.



                              THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA



                                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            DEC 31, 2000   DEC. 31, 1999 DEC. 31, 1998 DEC. 31, 1997 DEC. 31, 1996
                                                           --------------  ------------- ------------- ------------- -------------


PER SHARE DATA:
(For a share outstanding throughout
   each period)
         Net asset value, beginning of period ..........   $      26.71  $      22.80  $    19.40     $  16.67     $    13.71
                                                           ------------  ------------  ----------     ---------    -----------



       INCOME (LOSS) FROM INVESTMENT OPERATIONS -
         Net investment income (loss) (a) ..............          (0.20)        (0.20)      (0.06)        --            0.01
         Net realized and unrealized gains
               (losses) on investments .................           1.59          7.85        3.46        2.73           2.95
                                                           ------------  ------------  ----------     ---------    -----------
Total income (loss) from investment operations .........           1.39          7.65        3.40        2.73           2.96
                                                           ------------  ------------  ----------     ---------    -----------


 LESS DISTRIBUTIONS (B)
            Dividends from net investment income                   -               -
            Distributions from net realized gains                (1.09)         (3.74)
                                                           ------------  ------------
            Total dividends and distributions                    (1.09)         (3.74)
                                                           ------------  ------------

   Net Asset Value, end of period                          $      27.01  $       26.71  $  22.80       $ 19.40       $ 16.67
                                                           ============  =============  ========       ========       =======


            Total Return (c)                                      5.12%         33.70%     17.53%       16.38%         21.59%
                                                           ============  =============  ========       ========       =======


         RATIOS/SUPPLEMENTAL DATA:
            Net Assets, end of period (000 omitted)          $  40,208      $    35,237 $  23,568      $17,787   $     12,644
            Ratio of  Net Expenses to Average
      Net Assets (a)                                              1.32%           1.37%      1.14%       1.15%          1.12%
            Ratio of Gross Expenses to Average
               Net Assets (a)                                     1.38%           1.45%      1.50%       1.44%          1.57%
   Ratio of Net Investment Income (Loss)
               to Average Net Assets                             (0.67%)         (0.77%)     (0.31%)     0.00%          0.03%
            Portfolio Turnover Rate                              144.68%        224.59%     314.28%    398.23%        337.27%



(a) Through December 31, 1998 certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08, $.05 and $.07 for the years ended December 31, 1998, 1997 and 1996, respectively. Since fiscal 1999, the Equity Fund paid for its administrative fees other than professional legal fees and Board of Trustee fees and expenses assumed by the investment manager of the Equity Fund, resulting in a per share savings of $.02 for the years ended December 31, 2000 and 1999, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c) Assumes reinvestment of the dividends and capital gains distribution, if any.




The accompanying notes are an integral part of these financial statements.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)      Declaration of Trust dated October 31, 1997(1)

(b)      Bylaws of Registrant(1)

(c)      Not applicable

(d) Investment Advisory Agreement with Canandaigua National Bank and Trust Company for the Equity Fund and the Bond Fund, dated
         October 31, 1997(1)

(e) Underwriting Agreement between Registrant and AmeriMutual Fund Distributors, Inc. (2)

(f)      Not applicable

(g)(1) Equity Fund Custodian Agreement between Registrant and Northern Trust Company(1)

(g)(2) Bond Fund Custodian Agreement between Registrant and Northern Trust Company(1)

(h)(1) Transfer Agency Agreement between Registrant and American Data Services, Inc.(1)

(h)(2) Administrative Service Agreement between Registrant and American Data Services, Inc.(1)

(i)      Opinion and Consent of Underberg & Kessler LLP(1)

(j)      Consent of Eldredge, Fox & Porretti, LLP(2)

(k)      Omitted Financial Statements(3)

(l)      Not applicable

(m)      Not applicable

(n)      Financial Data Schedule(3)

(o)      Not applicable

(p)      Code of Ethics (2)

(1) Previously filed with and incorporated by reference to Post-Effective Amendment No. 6 filed on December 8, 1997.

(2)      Filed herewith.

(3) Previously filed with and incorporated by reference to Post-effective Amendment No. 9 filed on May 2, 2000.

(4) Previously filed with the Securities and Exchange Commission under Rule 30d-1 on February 28, 2000.




ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.  INDEMNIFICATION.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

A. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

B. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

C. To the extent that a Trustee, employee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections A or B above in defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

D. Except as provided in subsection C above, any indemnification under subsection A or B of this Section (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection A, B or H. Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

E. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in this Section; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

F. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

G. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

H. Anything to the contrary in the foregoing subsections A through G notwithstanding, no Trustee, employee or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

The business of The Canandaigua National Bank and Trust Company is summarized under "Management of The Canandaigua Funds - Investment Advisor" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The following are, for the investment adviser, the directors and senior officers who are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee and a description of such business, profession, vocation or employment of a substantial nature and, if engaged in the capacity of director, officer, employee, partner or trustee, the name and principal business address of the company with which the person specified is so connected and the nature of such connection:

                                                             OTHER BUSINESS,
 NAME                           POSITION WITH ADVISOR        PROFESSION OR VOCATION
-------------------------------------------------------------------------------------------------

George W. Hamlin, IV            President, Chief Executive   President and
                                Officer, Trust Officer       Director of Canandaigua
                                and Director                 National Corporation (parent holding
                                                             company of the Advisor) ("CNC")

Patricia A. Boland              Director                     Executive Director,
                                                             Granger Homestead;
                                                             Director of CNC

Daniel P. Fuller                Director                     Owner, Bristol Mountain Ski
                                                             Resort

David Hamlin, Jr.               Director                     Farmer, Director of CNC

Frank H. Hamlin                 Director                     President, Sonnenberg Gardens,
                                                             Director of CNC

Stephen D. Hamlin               Director                     President, Draper Development
Corp.;                                                       Director of CNC

Paul R. Kellogg                 Director                     Retired; Director of CNC

Eldred M. Sale                  Director                     Retired; Director of CNC

Robert G. Sheridan              Senior Vice President,        Secretary and Director of CNC
                                Cashier and Director

Caroline C. Shipley             Director                     Educator and Area II Director,
                                                             New York State School Board
                                                             Association; Director of CNC

Alan J. Stone                   Director and Chairman        Managing Partner, Stone
                                of the Board                 Properties; Director of CNC

ITEM 27.  PRINCIPAL UNDERWRITERS.

           (a) The principal underwriter of the Company's shares, AmeriMutual Funds Distributor, Inc. ("AFDI"), currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

                     ICM Series Trust
                     iMillennium Capital Trust
                     MP 63 Fund
                     Alpha Funds
                     DCM Series Trust
                     Questar Funds, Inc.
                     The North Country Funds

           AFDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. AFDI is an indirect wholly-owned subsidiary of Orbitex Financial Services Group, Inc.

           (b) The following table contains information with respect to each director, officer or partner AFDI:

--------------------- ----------------------------------  ----------------------
 NAME AND PRINCIPAL   POSITIONS AND OFFICES               POSITIONS AND OFFICES
 Business ADDRESS*    WITH  UNDERWRITER                   WITH REGISTRANT
--------------------- ---------------------------------- ----------------------
Christopher Klutch    Director, President, CEO                     None

--------------------- ---------------------------------- -----------------
Vali Nasr             General Principal, Financial and             None
                      Operations Principal
--------------------- ---------------------------------- -----------------

Nathan O'Steen        Vice President, General Principal,           None
                      Chief Compliance Officer

--------------------- ---------------------------------- -----------------
Richard E. Stierwalt  Director, Chief Operations Officer           None
--------------------- ---------------------------------- -----------------

* Unless otherwise indicated, all addresses are: c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788

           (c)             Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant or The Canandaigua National Bank and Trust Company, each of which is 72 South Main Street, Canandaigua, New York 14424; AmeriMutual Funds Distributor, Inc. , 14747 California Street, Omaha, Nebraska 68154; and/or American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132. Records relating to the duties of the Registrant's custodian are maintained by Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge.

                                POWER OF ATTORNEY

Registrant and each person whose signature appears below hereby appoint Donald
C. Greenhouse as attorney-in-fact with full power of substitution, to execute in their name and on behalf of the Registrant and each such person, individually and in each capacity stated below, one or more amendments (including post-effective amendments) to this Registration Statement as the attorney-in-fact acting on the premise shall from time to time deem appropriate and to file any such amendment to this Registration Statement with the Securities and Exchange Commission.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Canandaigua, New York on the 30th day of April, 2001.




                                      THE CANANDAIGUA FUNDS

                                      BY: /S/ DONALD C. GREENHOUSE
                                      -------------------------------
                                      Donald C. Greenhouse
                                      Trustee, Secretary, and Treasurer


Pursuant to the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 27th day of April, 2001:


SIGNATURE                          TITLE                        DATE
--------------------------------------------------------------------------------

/S/ ROBERT N. COE*                  Trustee                  April 30, 2001
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Robert N. Coe

/S/ ROBERT J. CRAUGH*              Trustee, Chairman         April 30, 2001
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Robert J. Craugh                    of the Board

/S/ WILLIAM B. RAYBURN*            Trustee                   April 30, 2001
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William B. Rayburn

/S/ JAMES W. DORAN*                Trustee                   April 30, 2001
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James W. Doran

*BY: /S/ DONALD C. GREENHOUSE
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Donald C. Greenhouse,
as Attorney-in-Fact